Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

Income Taxes

The TRS Lessee income tax (expense) benefit from continuing operations for the three months ended March 31, 2013 and 2012 was approximately $0 and $0.4 million, respectively. The TRS Lessee has estimated its income tax benefit using a combined federal and state rate of approximately 38%. We have provided a full valuation allowance against our deferred tax asset at March 31, 2013, that results in no net deferred tax asset at March 31, 2013 due to the uncertainty of realization (because of historical operating losses). The TRS net operating loss carryforward from March 31, 2013 as determined for federal income tax purposes was approximately $18.7 million. The availability of such loss carryforward will begin to expire in 2022.

Note 8.	Income Taxes

The RMA was included in the Tax Relief Extension Act of 1999, which was enacted into law on December 17, 1999. The RMA includes numerous amendments to the provisions governing the qualification and taxation of REITs, and these amendments were effective January 1, 2001. One of the principal provisions included in the Act provides for the creation of TRS. TRS's are corporations that are permitted to engage in nonqualifying REIT activities. A REIT is permitted to own up to 100% of the voting stock in a TRS. Previously, a REIT could not own more than 10% of the voting stock of a corporation conducting nonqualifying activities. Relying on this legislation, in November 2001, the Company formed the TRS Lessee.

As a REIT, the Company generally will not be subject to corporate level federal income tax on taxable income it distributes currently to stockholders. If the Company fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for four subsequent taxable years. Even if the Company qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property and to federal income and excise taxes on its undistributed taxable income. In addition, taxable income of a TRS is subject to federal, state and local income taxes.

In connection with the Company's election to be taxed as a REIT, it has also elected to be subject to the "built-in gain" rules on the assets formerly held by the old Supertel. Under these rules, taxes will be payable at the time and to the extent that the net unrealized gains on assets at the date of conversion to REIT status are recognized in taxable dispositions of such assets in the ten-year period following conversion. The ten-year period ended November 1, 2011.

At December 31, 2012, the income tax bases of the Company's assets and liabilities excluding those of TRS were approximately $213,219 and $116,225, respectively; at December 31, 2011, they were approximately $237,775 and $150,572, respectively.

We have provided a valuation allowance against our deferred tax asset at December 31, 2012 that results in no net deferred tax asset at December 31, 2012 due to the uncertainty of realization (because of historical operating losses). The TRS net operating loss carryforward from December 31, 2012 as determined for federal income tax purposes was approximately $16.5 million. The availability of such loss carryforward will begin to expire in 2022.

Income tax expense (benefit) from continuing operations for the years ended December 31, 2012, 2011 and 2010 consists of the following:

	2012			2011			2010
	Federal	State	Total	Federal	State	Total	Federal	State	Total

Current	$5,659	$653	$6,312	$—	$—	$—	$—	$—	$—
Deferred	105	21	126	(160)	(30)	(190)	(59)	(11)	(70)

Total income tax benefit	$5,764	$674	$6,438	$(160)	$(30)	$(190)	$(59)	$(11)	$(70)

The actual income tax expense (benefit) from continuing operations of the TRS for the years ended December 31, 2012, 2011 and 2010 differs from the "expected" income tax expense (benefit) (computed by applying the appropriate U.S. federal income tax rate of 34% to earnings before income taxes) as a result of the following:

	2012	2011	2010

Computed "expected" income tax benefit	$110	$(170)	$(106)
State income taxes, net Federal income tax benefit	14	(20)	(12)
Valuation Expense	6,337	—	—
Other	(23)	—	48

Total income tax benefit	$6,438	$(190)	$(70)

The continuing and discontinued combined tax effects of temporary differences that give rise to significant portions of the deferred tax assets and the deferred tax liability at December 31, 2012, 2011 and 2010 are as follows:

	2012	2011	2010
Deferred tax assets:
Expenses accrued for consolidated financial statement purposes, nondeductible for tax return purposes	$234	$326	$297

Net operating losses carried forward for federal income tax purposes	6,289	5,524	3,827

	6,523	5,850	4,124

Valuation allowance	(6,337)	—	—

Total deferred tax assets	186	5,850	4,124

Deferred liabilities:
Tax depreciation in excess of book depreciation	186	240	418

Total deferred tax liabilities	186	240	418

Net deferred tax assets	$—	$5,610	$3,706

The TRS has estimated its income tax benefit using a combined federal and state rate of approximately 38%. As of the year ended 2012, 2011 and 2010 the TRS had net deferred tax assets of $6.3 million, $5.6 million and $3.7 million, respectively, primarily due to current and past years' tax net operating losses offset by valuation allowances. These loss carryforwards will begin to expire in 2022 through 2032. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Because of the uncertainty surrounding our ability to realize the future benefit of these assets, we have provided a 100% valuation allowance as of December 31, 2012. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. The Company considers projected scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. These estimates of future taxable income inherently require significant judgment. Management uses historical experience and short and long-range business forecasts to develop such estimates. Further, we employ various prudent and feasible tax planning strategies to facilitate the recoverability of future deductions. A cumulative loss in recent years is a significant piece of evidence with respect to realizability that outweighs the other evidence. A cumulative loss for recent years exists because of the company's net operating losses in both the current year and prior two years. Although the company does believe that it will be able to recover the tax loss benefit based on the current and future strategic direction of the company, the company understands that as the loss years continue, the realizability of deferred taxes is impacted. As a result of this analysis the company believes that a valuation allowance is necessary for the deferred tax asset and liability as of December 31, 2012. The valuation of deferred tax assets requires judgment in assessing the likely future tax consequences of events that have been recognized in our financial statements or tax returns and future profitability. Our accounting for deferred tax consequences represents our best estimate of those future events. Changes in our current estimates, due to unanticipated events or otherwise, could have a material impact on our financial condition and results of operations.

There was no valuation allowance at December 31, 2011 or 2010. An allowance of $6.3 million was provided at December 31, 2012. As of December 31, 2012, the tax years that remain subject to examination by major tax jurisdictions generally include 2009 through 2011.

Dividends Paid

There were no dividends paid on the common stock during the years ended December 31, 2012, 2011 and 2010.